EXHIBIT 10.28


                     R&B FALCON CORPORATION
                  1998 ACQUISITION OPTION PLAN


     1. Purpose. Reference is made to the Agreement and Plan of Merger dated as of August 21, 1998 (the "Merger Agreement"), among R&B Falcon Corporation (the "Company"), RBF Cliffs Acquisition Corp. and Cliffs Drilling Company ("Cliffs"). Pursuant to the Merger Agreement, the Company agreed to grant to certain Cliffs employees options to acquire R&B Falcon Common Stock. The Merger Agreement provided such options would be granted pursuant to the R&B Falcon Corporation 1998 Employee Long-Term Incentive Plan. The Company has determined that it would be desirable to grant such options under a separate plan having terms that are in all material respects the same as the R&B Falcon 1998 Corporation Employee Long-Term Incentive Plan. Cliffs Drilling Company has agreed that such options may be granted under a separate plan. This R&B Falcon Corporation 1998 Acquisition Option Plan (the "Plan") is established and adopted for the purpose of fulfilling the Company's obligations to grant stock options to Cliffs employees pursuant to the Merger Agreement.

           2. Definitions. As used herein, the terms set forth below -shall have the following respective meanings:

          "Award" means the grant of a non-qualified stock option pursuant hereto.

          "Award Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

          "Board" means the Board of Directors of the Company.

          "Common Stock" means the Common Stock, par value  $0.01
per share, of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3 and shall initially consist of not less than two members of the Board who are "disinterested persons" within the meaning of such Rule.

          "Director" means an individual serving as a member of the Board.

          "Effective Time" has the meaning given to it in the Merger Agreement.

          "Exchange  Act"  means the Securities Exchange  Act  of
1934, as amended from time to time,

          "Fair Market Value" means, as of a particular date, (i) if the shares of Common Stock are listed on the New York Stock Exchange, the mean between the highest and lowest sales price per share of Common Stock on such national securities exchange on such date, or if there shall have been no such sale so reported on that date, on the last preceding date on which such sale was so reported, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the mean between the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or
(iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

          "Participant" means an employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

          "Rule 16b-3" means Rule l6b-3 promulgated under the Exchange Act, or any successor rule.

          "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

      3. Eligibility. Persons identified in Schedule 5. 10 of the Merger Agreement shall be eligible for an Award under this Plan.

     4. Common Stock Available for Awards. There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 1,000,000 shares of Common Stock. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Awards.

     5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan, to grant waivers of the restrictions set forth in this Plan and to adopt such rule, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or committed to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

     6. Delectation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

     7.   Awards.

     (a) Awards hereunder shall consist of a right to purchase shares of Common Stock at a price equal to the closing sales price of the Common Stock, as reported on the New York Stock Exchange, on the date on which the Effective Time occurs. Such options shall be granted to each person identified in Schedule 5. 10; to the Merger Agreement in the amount set forth beside each such person's name in said Schedule 5. 10; provided, however, if any such person is no longer employed by Cliffs Drilling Company or an affiliate thereof at the Effective Time, no options shall be granted to such person. The options shall have a term of ten years from the Effective Time and shall vest as to 50% of such options on the first anniversary of the Effective Time, as to an additional 25% on the second anniversary of the Effective Time, and as to the remaining 25% on the third anniversary of the Effective Time. Each Award made hereunder shall he embodied in an Award Agreement which shall be signed by the Participant and by the Chief Executive Officer or any Vice President of the Company for and on behalf of the Company. Except as specified above, Award Agreements shall be in form and substance consistent with those used in employee stock option grants by R&B Falcon Corporation prior to the Effective Time.

     (b) Notwithstanding anything to the contrary in the Plan or any Award Agreement, any shares of Common Stock received by a Participant who is an officer or director of the Company pursuant to an Award hereunder (other than shares of Common Stock received in connection with the Participants death, disability, retirement or termination of employment or as required to be made pursuant to a provision of the Code) must be held by such officer or director for a period of six months following such acquisition [such condition may be satisfied with respect to a derivative security (as defined in Rule 16b-3) if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying security].

     8. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering another award, including restricted stock, valued at Fair Market Value on the date of exercise, or any combination thereof the Committee shall determine acceptable methods for tendering Common Stock or other Awards to exercise a stock option as it deems appropriate. The Committee may provide for loans from the Company to permit the exercise or purchase of Awards and may provide for procedures to permit the exercise or purchase of Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of restricted stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of restricted stock used as consideration therefor, shall be subject to the same restrictions as the restricted stock so submitted as well as any additional restrictions that may be imposed by the Committee.

     9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment and withhold at the time of delivery or vesting of shares of Common Stock under this Plan, an appropriate number of shares of Common Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

     10. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would impair the rights of any Participant under any Award granted to such Participant shall be made without such Participant's consent and (ii) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

     11. Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award
Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting of an Award, eliminate or make less restrictive any restrictions contained in an Award or otherwise amend or modify the Award in any manner not adverse to such Participant.

     12. Assignability. No Award or any other benefit under this Plan constituting a stock option or other derivative security within the meaning of Rule 16b-3 shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. However, an officer or director may designate a beneficiary for any Award made to such officer or director.


13.  Adjustments.

     (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, or preferred stock
(whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

     (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations of such Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it my deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 425(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Awards and the termination of unexercised options in connection with such transaction

     14. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention, and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

     15. Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

     16. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware,

     17. Effective Date of Plan. This Plan shall be effective as of December 1, 1998.